SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[X]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         PILGRIM GNMA INCOME FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              [X] PLEASE VOTE NOW!

Dear Shareholder:

We have made several attempts to contact you, both through the mail and over the phone, to ask you to vote your shares held in the Lexington GNMA Income Fund as of May 23, 2000. Voting your shares is critical to the outcome of this Shareholder Meeting. At the initial Shareholder Meeting held on July 21, 2000, an insufficient amount of votes were received on the proposed Amended and Restated Articles of Incorporation, and the meeting was adjourned for that proposal. We have made considerable progress in the vote response since the initial Meeting, but we are going to need your help in order to meet the regulatory requirement of two-thirds of the outstanding shares voting in favor of the proposed Amended and Restated Articles of Incorporation (listed as Proposal 9 in the proxy statement). The meeting has been adjourned for this proposal to September 20th.

WHY IS IT IMPORTANT TO APPROVE THE FUND'S AMENDED AND RESTATED ARTICLES OF INCORPORATION?

The Fund's Articles of Incorporation differ from the Articles of Incorporation of the other Lexington Funds. In an attempt to ensure that your Fund is able to take advantage of all operational opportunities currently provided under Maryland law, and more importantly, to ensure consistency amongst all Funds, the Board of Directors determined that it is in the best interest of your Fund to amend and restate the Fund's Articles of Incorporation.

AGAIN, WE URGE YOU TO REVIEW THE ENCLOSED PROXY MATERIAL AND VOTE YOUR SHARES UTILIZING ONE OF THE CONVENIENT METHODS. BY VOTING YOUR SHARES, YOU WILL HELP US ELIMINATE THE POSSIBILITY OF ADDITIONAL EXPENSES INCURRED FROM FURTHER SOLICITATION EFFORTS. IF YOU HAVE ANY QUESTIONS REGARDING THE MEETING OR THE EXECUTION OF YOUR PROXY, PLEASE CALL SHAREHOLDER COMMUNICATIONS AT 1-800-649-2671.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

For your convenience, we have established four easy methods for you to vote:

[X]  BY INTERNET:   Visit the website www.proxyvote.com and enter the 12-digit control number found on your proxy card.

[X]  BY PHONE:      Call 1-800-649-2671. Representatives are available to take your vote Monday through Friday 9 a.m. to 11 p.m. and Saturday noon to 6 p.m. Eastern Time.

[X]  BY FAX:        Complete the enclosed proxy card and fax it to us toll-free at 1-800-733-1885, any time.

[X]  BY MAIL:       Complete the enclosed proxy card and return it in the
                    enclosed postage-paid envelope.

If we do not receive your proxy by one of the above methods, you may receive a call from SHAREHOLDER COMMUNICATIONS CORPORATION, our proxy agent, requesting you to vote your shares over the phone for the Adjourned Meeting.

                              [X] PLEASE VOTE NOW!


Dear Shareholder:

We have made several attempts to contact you, both through the mail and over the phone, to ask you to vote your shares held in the Lexington GNMA Income Fund as of May 23, 2000. Voting your shares is critical to the outcome of this Shareholder Meeting. At the initial Shareholder Meeting held on July 21, 2000, an insufficient amount of votes were received on the proposed Amended and Restated Articles of Incorporation, and the meeting was adjourned for that proposal. We have made considerable progress in the vote response since the initial Meeting, but we are going to need your help in order to meet the regulatory requirement of two-thirds of the outstanding shares voting in favor of the proposed Amended and Restated Articles of Incorporation (listed as Proposal 9 in the proxy statement). The meeting has been adjourned for this proposal to September 20th.

WHY IS IT IMPORTANT TO APPROVE THE FUND'S AMENDED AND RESTATED ARTICLES OF INCORPORATION?

The Fund's Articles of Incorporation differ from the Articles of Incorporation of the other Lexington Funds. In an attempt to ensure that your Fund is able to take advantage of all operational opportunities currently provided under Maryland law, and more importantly, to ensure consistency amongst all Funds, the Board of Directors determined that it is in the best interest of your Fund to amend and restate the Fund's Articles of Incorporation.

AGAIN, WE URGE YOU TO REVIEW THE ENCLOSED PROXY MATERIAL AND VOTE YOUR SHARES UTILIZING ONE OF THE CONVENIENT METHODS. BY VOTING YOUR SHARES, YOU WILL HELP US ELIMINATE THE POSSIBILITY OF ADDITIONAL EXPENSES INCURRED FROM FURTHER SOLICITATION EFFORTS. IF YOU HAVE ANY QUESTIONS REGARDING THE MEETING OR THE EXECUTION OF YOUR PROXY, PLEASE CALL SHAREHOLDER COMMUNICATIONS AT 1-800-649-2671.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

For your convenience, we have established four easy methods for you to vote:

[X]  BY INTERNET:   Visit the website www.proxyvote.com and enter the 12-digit control number found on your proxy card.

[X]  BY PHONE:      Call 1-800-649-2671. Representatives are available to take your vote Monday through Friday 9 a.m. to 11 p.m. and Saturday noon to 6 p.m. Eastern Time.

[X]  BY MAIL:       Complete the enclosed proxy card and return it in the
                    enclosed postage-paid envelope.

If we do not receive your proxy by one of the above methods, you may receive a call from SHAREHOLDER COMMUNICATIONS CORPORATION, our proxy agent, requesting you to vote your shares over the phone for the Adjourned Meeting.

                              [X] PLEASE VOTE NOW!

Dear Shareholder:

We have made several attempts to contact you, both through the mail and over the phone, to ask you to vote your shares held in the Lexington GNMA Income Fund as of May 23, 2000. Voting your shares is critical to the outcome of this Shareholder Meeting. At the initial Shareholder Meeting held on July 21, 2000, an insufficient amount of votes were received on the proposed Amended and Restated Articles of Incorporation, and the meeting was adjourned for that proposal. We have made considerable progress in the vote response since the initial Meeting, but we are going to need your help in order to meet the regulatory requirement of two-thirds of the outstanding shares voting in favor of the proposed Amended and Restated Articles of Incorporation (listed as Proposal 9 in the proxy statement). The meeting has been adjourned for this proposal to September 20th.

WHY IS IT IMPORTANT TO APPROVE THE FUND'S AMENDED AND RESTATED ARTICLES OF INCORPORATION?

The Fund's Articles of Incorporation differ from the Articles of Incorporation of the other Lexington Funds. In an attempt to ensure that your Fund is able to take advantage of all operational opportunities currently provided under Maryland law, and more importantly, to ensure consistency amongst all Funds, the Board of Directors determined that it is in the best interest of your Fund to amend and restate the Fund's Articles of Incorporation.

AGAIN, WE URGE YOU TO REVIEW THE ENCLOSED PROXY MATERIAL AND VOTE YOUR SHARES UTILIZING ONE OF THE CONVENIENT METHODS. BY VOTING YOUR SHARES, YOU WILL HELP US ELIMINATE THE POSSIBILITY OF ADDITIONAL EXPENSES INCURRED FROM FURTHER SOLICITATION EFFORTS. IF YOU HAVE ANY QUESTIONS REGARDING THE MEETING OR THE EXECUTION OF YOUR PROXY, PLEASE CALL SHAREHOLDER COMMUNICATIONS AT 1-800-649-2671.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

For your convenience, we have established three easy methods for you to vote:


[X]  BY INTERNET:   Visit the website www.proxyvote.com and enter the 12-digit control number found on your proxy card.

[X]  BY TOUCHTONE:  Please refer to the "800" number printed on the enclosed proxy card.

[X]  BY MAIL:       Complete the enclosed proxy card and return it in the
                    enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.